November 17, 2006



                                  Pioneer Fund
       Supplement to the May 1, 2006 Class A, B, C Shares, Class R Shares,
              Class Y Shares and Investor Class Shares Prospectuses



The following replaces the first paragraph in the section entitled "Non-principal investment strategies and related risks -- Investments other than U.S. equity securities":

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession o Economic, political and social developments may adversely affect the securities markets o Withholding and other non-U.S. taxes may decrease the fund's return .


                                                                   20198-00-1106
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC